                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2003
                                                           --------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


           Delaware                     333-102489                74-2440850
------------------------------- ------------------------- ----------------------
        (State or other                (Commission              (IRS Employer
        jurisdiction of                File Number)          Identification No.)
        incorporation)


               745 Seventh Avenue, 7th Floor
                    New York, New York                              10019
---------------------------------------------------------- ---------------------
         (Address of principal executive offices)                  Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

ITEM 5.  Other Events.
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-102489 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $625,494,100.00 in aggregate principal amount Class 1-A, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-AX, Class 3-A, Class 3-AX, Class 4-A, Class 4-AX, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-22A on June 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 20, 2003, as supplemented by the Prospectus Supplement, dated June 25, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, HSBC Bank USA, as trustee (the "Trustee") and Wells Fargo Bank Minnesota, National Association, as securities administrator (the "Securities Administrator"). The "Certificates" consist of the following classes: Class 1-A, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-AX, Class 3-A, Class 3-AX, Class 4-A, Class 4-AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $630,863,691.04 as of June 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             1.1 Terms Agreement, dated June 25, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

             4.1 Trust Agreement, dated as of June 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, HSBC Bank USA, as Trustee and Wells Fargo Bank Minnesota, National Association, as Securities Administrator.

             99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

             99.2 Servicing Agreement, dated as of June 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

             99.3 Reconstituted Servicing Agreement, dated as of June 1, 2003, between Cendant Mortgage Corporation and Lehman Brothers Holdings Inc.

             99.4 Transfer Notice, dated as of June 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

             99.5 Reconstituted Servicing Agreement, dated as of June 1, 2003, between National City Mortgage Co. and Lehman Brothers Holdings Inc.

             99.6 Reconstituted Servicing Agreement, dated as of June 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

             99.7 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 1, 2002, by and among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

             99.8 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

             99.9 Seller's Warranties and Servicing Agreement between Lehman Brothers Bank, FSB and National City Mortgage Co., dated as of August 1, 2001 as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003.

             99.10 Seller' Warranties and Servicing Agreement, dated as of March 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc. (2003-W27).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRUCTURED ASSET SECURITIES
                                              CORPORATION


                                              By:    Michael C. Hitzmann
                                                     -------------------
                                              Name:  Michael C. Hitzmann
                                              Title: Vice President

Date: July 14, 2003
















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                                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated June 25, 2003, between Structured Asset Securities
                          Corporation, as Depositor and Lehman Brothers Holdings Inc., as the
                          Underwriter.

4.1                       Trust Agreement, dated as of June 1, 2003, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer, HSBC Bank USA, as Trustee and Wells Fargo Bank Minnesota,
                          National Association, as Securities Administrator.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Servicing Agreement, dated as of June 1, 2003, between Lehman Brothers
                          Holdings Inc. and Aurora Loan Services Inc.

99.3                      Reconstituted Servicing Agreement, dated as of June 1, 2003, between
                          Cendant Mortgage Corporation and Lehman Brothers Holdings Inc.

99.4                      Transfer Notice, dated as of June 1, 2003, between Colonial Savings, F.A.
                          and Lehman Brothers Holdings Inc.

99.5                      Reconstituted Servicing Agreement, dated as of June 1, 2003, between
                          National City Mortgage Co. and Lehman Brothers Holdings Inc.

99.6                      Reconstituted Servicing Agreement, dated as of June 1, 2003, between Wells
                          Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

99.7                      Mortgage Loan Flow Purchase Sale & Servicing
                          Agreement, dated as of February 1, 2002, by and among Lehman Brothers Bank, FSB, Cendant Mortgage
                          Corporation and Bishop's Gate Residential Mortgage
                          Trust (formerly known as Cendant Residential Mortgage
                          Trust).

99.8                      Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                          Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
                          F.A.

99.9                      Seller's Warranties and Servicing Agreement between Lehman Brothers Bank,
                          FSB and National City Mortgage Co., dated as of August 1, 2001 as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003.

99.10                     Seller' Warranties and Servicing Agreement, dated as of March 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.
                          (2003-W27).